AMENDMENT 3 TO EMPLOYMENT AGREEMENT
                      BETWEEN PEDIATRIX MEDICAL GROUP, INC.
                              and KRISTEN BRATBERG

     This is Amendment 3 to the Employment Agreement by and between KRISTEN

BRATBERG ("Executive") and PEDIATRIX MEDICAL GROUP, INC. (the "Company") dated

November 6, 1995 (the "Employment Agreement"). Except as specifically set forth below, all terms and conditions of the Employment Agreement remain effective and binding upon the parties.

      1. Amendment 1 to Employment Agreement between Pediatrix Medical Group, Inc. and Kristen Bratberg dated October 13, 1998, is hereby amended to read Amendment 2 to Employment Agreement between Pediatrix Medical Group, Inc. and Kristen Bratberg.

      2. Effective on January 1, 1999, Section 2.1 Base Salary of the Employment Agreement shall be amended to read: "The Executive shall receive a base salary at the annual rate of not less than Three Hundred Thousand Dollars ($300,000.00) (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to required applicable withholding for taxes."

      3. Effective on January 1, 1999, Section 2.2 Performance Bonus shall be added to the Employment Agreement and shall read: "The Employee shall be eligible to receive at the end of each calendar year a performance bonus (the "Performance Bonus") of Two Hundred Thousand Dollars ($200,000). Company shall pay the Performance Bonus to Employee within ninety (90) days after the end of the applicable calendar year."

      4. Effective January 1, 1999, Section 2.3 Incentive Bonus of Amendment No. 1 is deleted in its entirety, except that the additional payment at the end of the initial fiscal year referred to therein, shall continue in force for any acquisitions completed prior to December 31, 1998.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the

26th day of April, 1999.

PEDIATRIX MEDICAL GROUP, INC.                         EXECUTIVE

/s/ Lawrence M. Mullen                                /s/ Kristen Bratberg
------------------------------------------            --------------------------
Lawrence M. Mullen                                    Kristen Bratberg
Vice President and Chief Operating Officer